UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)  August 13, 2002
Commission File No. 1-7434

AFLAC INCORPORATED

(Exact name of Registrant as specified in its charter)

GEORGIA	58-1167100

(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

1932 Wynnton Road, Columbus, Georgia	31999

(Address of principal executive offices)	(Zip Code)

706-323-3431

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

99.1	-	Statement Under Oath of Principal Executive Officer dated August 13, 2002.

99.2	-	Statement Under Oath of Principal Financial Officer dated August 13, 2002.

99.3	-	Statement dated August 13, 2002, Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.  REGULATION FD DISCLOSURE

     On August 13, 2002, each of the Chief Executive Officer, Daniel P. Amos, and the Chief Financial Officer, Kriss Cloninger, III, of AFLAC Incorporated ("AFLAC") submitted to the Securities and Exchange Commission ("SEC") a sworn statement pursuant to the SEC's June 27, 2002, Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.

     A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

     Also, on August 13, 2002, AFLAC filed its Quarterly Report on Form 10-Q for the period ended June 30, 2002, which was accompanied by a written statement by the Chief Executive Officer and the Chief Financial Officer of AFLAC pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     A copy of the written statement is attached hereto as an Exhibit (99.3).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AFLAC INCORPORATED

/s/ Ralph A. Rogers, Jr.	Senior Vice President,	August 13, 2002
(Ralph A. Rogers, Jr.)	Financial Services; Chief
Accounting Officer

EXHIBITS FILED WITH CURRENT FORM 8-K:

99.1	-	Statement Under Oath of Principal Executive Officer dated August 13, 2002.

99.2	-	Statement Under Oath of Principal Financial Officer dated August 13, 2002.

99.3	-	Statement dated August 13, 2002, Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.